Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Value Index Portfolio

Supplement dated July 21, 2006 to

Prospectus and Statement of Additional Information dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Value Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders. The Liquidation was subject to the approval of the shareholders of Maxim Value Index Portfolio.

On July 19, 2006, at a special shareholder meeting to consider and vote on the proposed Liquidation, the shareholders of Maxim Value Index Portfolio approved the Liquidation.

Effective upon the close of the New York Stock Exchange on July 19, 2006, Maxim Value Index Portfolio no longer accepts purchase orders.

The Liquidation is expected to be finalized on or about July 21, 2006. Upon completion of the Liquidation, Maxim Value Index Portfolio will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio shares held by that shareholder, and the Portfolio will be dissolved.

Effective July 22, 2006 all disclosure in the Prospectus and Statement of Additional Information relating to Maxim Value Index Portfolio is hereby deleted in its entirety. The reference to 32 Portfolios is changed to 31 and the reference to 20 Equity Portfolios is changed to 19.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.